                                                                    EXHIBIT 10.2

                             ORIGEN FINANCIAL, INC.

                                  COMMON STOCK


                               PURCHASE AGREEMENT

October 8, 2003

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

         Origen Financial, Inc., a Delaware corporation (the "Company"), proposes, upon the terms and considerations set forth herein, to issue and sell to you, as the initial purchaser (the "Initial Purchaser"), an aggregate of Six Million Five Hundred Thousand (6,500,000) shares (the "Initial Shares") of its common stock, par value $0.01 per share (the "Common Stock"). In addition, the Company proposes, upon the terms and considerations set forth herein, to grant the Initial Purchaser an option to purchase up to an additional Two Million Two Hundred Fifty Thousand (2,250,000) shares of its Common Stock (the "Option Shares" and, together with the Initial Shares, the "Shares"). The Shares will have the rights and preferences that are summarized in the Offering Memorandum (as defined below). This purchase agreement (this "Agreement") is to confirm the agreement concerning the purchase of the Shares from the Company by the Initial Purchaser.

         1. Preliminary Offering Memorandum and Offering Memorandum. The Shares will be offered and sold to the Initial Purchaser without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on an exemption pursuant to Section 4(2) under the Act. The Company has prepared a preliminary offering memorandum, dated September 2, 2003 (the "Preliminary Offering Memorandum"), and an offering memorandum, dated October 7, 2003 (the "Offering Memorandum"), setting forth information regarding the Company and the Shares. Any references herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to include all documents incorporated by reference therein and all amendments and supplements thereto. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Shares by the Initial Purchaser.

         It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Shares (and all securities issued in exchange therefore or in substitution thereof) shall bear the following legend (along with such other legends as the Initial Purchaser and its counsel deem necessary):

         "THE SHARES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE

         TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND IN ANY CASE, TO A TRANSFEREE THAT WILL NOT, WITHOUT THE ISSUER'S CONSENT AFTER GIVING EFFECT TO THE TRANSFER, CAUSE AN "INDIVIDUAL" (WITHIN THE MEANING OF SECTION 542(a)(2), AS MODIFIED BY SECTIONS 544 AND 856(h), OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED) TO OWN MORE THAN 9.25% OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE ISSUER. THE HOLDER AGREES NOT TO ENGAGE IN HEDGING TRANSACTIONS WITH RESPECT TO THE ISSUER'S COMMON STOCK EXCEPT IN COMPLIANCE WITH THE REQUIREMENTS OF THE ACT."

         You have advised the Company that you will make offers (the "Exempt Resales") of the Shares purchased by you hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom you reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act in reliance upon the exemption from the registration requirements of the Act provided by Rule 144A ("QIBs") or (ii) outside the United States to certain persons in offshore transactions in reliance on Regulation S under the Act. Those persons specified in clauses (i) and (ii) are referred to herein as the ("Eligible Purchasers"). You will offer the Shares to Eligible Purchasers at a price equal to Ten Dollars ($10.00) per Share.

         Holders (including subsequent transferees) of the Shares will have the registration rights set forth in the registration rights agreement attached hereto as Exhibit A (the "Registration Rights Agreement") by and among the Company, the Initial Purchaser and the other parties thereto, dated as of even date herewith, for so long as such Shares constitute "Registrable Securities" (as defined in the Registration Rights Agreement).

         It is understood and acknowledged that upon original issuance thereof, and until such time as the Shares are no longer subject to the Registration Rights Agreement (and all securities issued in exchange therefore or in substitution thereof) shall bear the following legend:

         "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT, INCLUDING, WITHOUT LIMITATION, RESTRICTIONS ON THE TRANSFER OF THE

         SHARES. A COPY OF THE REGISTRATION RIGHTS AGREEMENT IS AVAILABLE AT THE OFFICES OF THE COMPANY."

         2. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees as follows:

                  (a) The Shares satisfy the requirements set forth in Rule 144A(d)(3) under the Act.

                  (b) Assuming (i) that your representations and warranties in
Section 3(d) are true, (ii) that you comply with your covenants set forth in
Section 3(d), and (iii) that the representations of the QIBs set forth in the purchaser's letters (substantially in the form attached as Annex A to the Preliminary Offering Memorandum and the Offering Memorandum) are true, the purchase and resale of the Shares pursuant hereto (including pursuant to the Exempt Resales) is exempt from the registration requirements of the Act. Assuming that your representations and warranties in Section 3(d) are true, no form of general solicitation or general advertising within the meaning of Regulation D (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was used by the Company, any of its agents, affiliates or representatives or any other person acting on its behalf in connection with the offer and sale of the Shares.

                  (c) Assuming that your representations and warranties in
Section 3(d) are true, no form of general solicitation or general advertising was used by the Company, any of its agents, affiliates or representatives or any other person acting on its behalf with respect to Shares sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act, and the Company, any affiliate of the Company and any person acting on its or their behalf has complied with and will implement the "offering restrictions" required by Rule 902.

                  (d) Set forth on Exhibit B hereto is a list of each employee pension or benefit plan with respect to which the Company or any person considered an affiliate of the Company (within the meaning of Section 407(d)(7) of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA")) is a party in interest or disqualified person.

                  (e) The Company is an "operating company" as defined in the "plan assets" regulation (29 C.F.R. Section 2510.3-101) promulgated by the U.S. Department of Labor under ERISA.

                  (f) The Company does not provide services to any (i) "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"), or (iii) entity whose underlying assets include "plan assets" by reason of an employee benefit plan's or other plan's investment in such entity, including entities such as collective investment funds and insurance company separate accounts whose underlying assets include assets of such plans.

                  (g) The Company and each of its subsidiaries is in compliance in all material respects with all presently applicable provisions of ERISA; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company and each of its subsidiaries has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Code; and each "pension plan" for which the Company or any of its subsidiaries would have any liability that is intended to be qualified under
Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                  (h) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of Rule 144A(d)(4) under the Act.

                  (i) The Preliminary Offering Memorandum and Offering Memorandum have been prepared by the Company for use by the Initial Purchaser in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been issued and no proceeding for that purpose has commenced or is pending, or to the knowledge of the Company, is contemplated.

                  (j) The Preliminary Offering Memorandum, and the Offering Memorandum as of their respective dates and the Offering Memorandum as of the Closing Date (as defined in Section 3(b)) and each Second Closing Date (as defined in Section 3(c)), if any, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Preliminary Offering Memorandum and Offering Memorandum made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by or on behalf of the Initial Purchaser expressly for use therein.

                  (k) The market-related and customer-related data and estimates in the Preliminary Offering Memorandum and the Offering Memorandum are based on or derived from sources that the Company believes to be reliable and accurate.

                  (l) The Company and each of its subsidiaries have been duly incorporated or formed and are validly existing as corporations or limited liability companies in good standing under the laws of their respective jurisdictions of incorporation or formation, are duly qualified to do business and are in good standing as foreign corporations or limited liability companies in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (except such failures to qualify as are not, either individually or in the aggregate, material to the Company and its subsidiaries taken as a whole), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company

(other than Origen Financial L.L.C.) is a "significant subsidiary," as such term is defined in Rule 405 of the rules and regulations promulgated under the Act (the "Rules and Regulations").

                  (m) The Company has an authorized capitalization as set forth in the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and all of the issued equity securities of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and except as set forth in the Offering Memorandum are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                  (n) The Company has all requisite corporate power and authority to issue and sell the Shares. The Shares have been duly authorized by the Company and, upon issuance thereof, will be validly issued, fully paid and non-assessable.

                  (o) The Shares will conform to the description thereof in the Offering Memorandum.

                  (p) The Company has all requisite corporate power and authority to enter into the Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company and, when executed and delivered by the Company in accordance with the terms hereof and thereof, will be validly executed and delivered and will be the legally valid and binding obligation of the Company in accordance with the terms thereof, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally, or by general equitable principles.

                  (q) The Registration Rights Agreement will conform to the description thereof in the Offering Memorandum.

                  (r) The Company has all requisite corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

                  (s) The issue and sale of the Shares and the compliance by the Company with all of the provisions of the Registration Rights Agreement and this Agreement and the consummation of the transactions contemplated hereby and thereby (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) will not result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries' formation documents or (iii) will not violate any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and no consent, approval, authorization or order of, or filing, registration or qualification with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement or the Registration Rights Agreement, except for the filing of a registration statement by the Company with the Securities Exchange Commission (the "Commission") pursuant to the Act as required by the Registration Rights Agreement and such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Company and the Initial Purchaser.

                  (t) Other than the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Rights Agreement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  (u) Except as described in the Offering Memorandum, from the date of its incorporation, none of the Company or any other person acting on behalf of the Company has offered or sold to any person any Shares, or any securities of the same or a similar class as the Shares, other than Shares offered or sold to the Initial Purchaser hereunder.

                  (v) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Offering Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum; and, since such date, there has not been any change in the stockholders' equity or in the long-term debt of the Company or any of its subsidiaries (except for changes that are not material, either individually or in the aggregate, under the Credit Agreement between Bank One, N.A., and Origen Financial L.L.C., dated July 25, 2002, as amended, and the Second Amended and Restated Subordinated Loan Agreement, dated December 4, 2002, by and between Origen Financial L.L.C., and Sun Communities Operating Limited Partnership, as amended by the First Amendment to Second Amended and Restated Subordinated Loan Agreement, dated December 30, 2002, by and between Origen Financial L.L.C., and Sun Home Services (the "Credit Agreements")) or any material adverse change, or any development involving a prospective material adverse change, in or affecting the management, condition, financial or otherwise, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect") otherwise than as set forth or contemplated in the Offering Memorandum.

                  (w) The financial statements (including the related notes and supporting schedules) included in the Offering Memorandum present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated (except, with respect to the unaudited financial statements, for certain normal recurring adjustments) and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods.

                  (x) Grant Thornton LLP, who have certified certain financial statements of the Company, whose report appears in the Offering Memorandum and who have delivered the initial letter referred to in Section 7(f) hereof, are independent public accountants as required by the Act and the Rules and Regulations during the periods covered by the financial statements on which they reported.

                  (y) None of the Company or any of its subsidiaries owns any real property. The Company and each of its subsidiaries has good and marketable title to all personal property owned by them, free and clear of all liens, encumbrances and defects except such as are described in the Offering Memorandum and such as do not materially affect the value of the property of the Company and its subsidiaries taken as a whole and do not materially interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all real property and buildings held under lease by the Company or any of its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its subsidiaries.

                  (z) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

                  (aa) Except as described in the Offering Memorandum, the Company and each of its subsidiaries own or possess adequate rights to use all material patents, trademarks, service marks, trade names, copyrights, applications and/or registrations for any of the foregoing, and trade secrets (collectively, "Intellectual Property Rights") and licenses to Intellectual Property Rights necessary for the conduct of their respective businesses. Except as described in the Offering Memorandum, the conduct of the respective businesses of the Company and each of its subsidiaries do not and will not infringe on or conflict with, and the Company and each of its subsidiaries have not received any notice of any claim of infringement of or conflict with, any Intellectual Property Rights of others. There are no pending, or, to the knowledge of the Company, threatened claims against any of the Company or its subsidiaries alleging that any of the intellectual property rights used or held for use by the Company or its subsidiaries (collectively, the "Company Intellectual Property Rights") or the operation of the business, infringes or conflicts with the rights of others under any intellectual property rights ("Third Party Rights"). No current or former employee or consultant of the Company or any of its subsidiaries owns any rights in or to any of the Company Intellectual Property Rights. The Company and each of its subsidiaries has taken all reasonable security measures to protect the secrecy, confidentiality and value of all trade secrets owned by the Company or the respective subsidiary or used or held for use by the Company or the subsidiary in the respective business.

                  (bb) Except as described in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that, if determined adversely to the Company or any of its subsidiaries, could have a Material Adverse Effect, and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (cc) Except as set forth on Schedule 2(cc), there are no contracts or other documents that would be required to be filed as exhibits to a Company registration statement pursuant to Item 601(10) of Regulation S-K that have not been described in the Offering Memorandum.

                  (dd) No relationship, direct or indirect, that would be required to be described in a Company registration statement pursuant to Item 404 of Regulation S-K, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, that has not been described in the Offering Memorandum.

                  (ee) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or any of its subsidiaries, is imminent that could be expected to have a Material Adverse Effect.

                  (ff) The Company and each of its subsidiaries has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries that has had (nor does the Company have any knowledge of any tax deficiency that, if determined adversely to the Company or any of its subsidiaries, might have) a Material Adverse Effect.

                  (gg) Since the date as of which information is given in the Preliminary Offering Memorandum through the date hereof, and except as may otherwise be disclosed in the Offering Memorandum, neither the Company nor any of its subsidiaries has (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

                  (hh) The Company (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls that provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

                  (ii) Except as set forth on Schedule 2(ii), neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws or other formation documents, (ii) is in default in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain or maintain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business or (iv) violates, in any material respect, any law, ordinance, governmental rule, regulation or court decree to which it is subject in the origination, purchase or servicing of consumer obligations.

                  (jj) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (kk) Except for such matters as would not, individually or in the aggregate, either result in a Material Adverse Effect or require disclosure in the Offering Memorandum, the Company and any of its subsidiaries (or, to the knowledge of the Company or any of its subsidiaries or any of their respective predecessors in interest) (i) are conducting and have conducted their businesses, operations and facilities in compliance with Environmental Laws (as defined below); (ii) possess, and are in compliance with, any and all permits, licenses or registrations required under Environmental Laws ("Environmental Permits"); (iii) will not require material expenditures to maintain such compliance with Environmental Laws or their Environmental Permits or to remediate, clean up, abate or remove any Hazardous Substance (as defined below); and (iv) are not subject to any pending or, to the best knowledge of the Company or any of its subsidiaries, threatened claim or other legal proceeding under any Environmental Laws against the Company or its subsidiaries, and have not been named as a "potentially responsible party" under or pursuant to any Environmental Laws. As used in this paragraph, "Environmental Laws" means any and all applicable federal, state, local, and foreign laws, ordinances, regulations and common law, or any administrative or judicial order, consent, decree or judgment thereof, relating to pollution or the protection of human health or the environment, including, without limitation, those related to (A) emissions, discharges, releases or threatened releases of, or exposure to, Hazardous Substances, (B) the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, or (C) the investigation, remediation or cleanup of any Hazardous Substances. As used in this paragraph, "Hazardous Substances" means pollutants, contaminants or hazardous, dangerous, toxic, biohazardous or infectious substances, materials or wastes, or any other chemical substance regulated under Environmental Laws.

                  (ll) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Shares), will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.

                  (mm) The statements set forth in the Offering Memorandum insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects.

                  (nn) The minute books and records of the Company and its subsidiaries relating to proceedings of their respective shareholders, boards of directors, committees of their respective boards of directors, members, managers and committees of their respective managers made available to Goodwin Procter LLP, counsel for the Initial Purchaser, are their original minute books and records or are true, correct and complete copies thereof, with respect to all proceedings of said shareholders, boards of directors, members, managers and committees since December 18, 2001 through the date hereof. In the event that definitive minutes have not been prepared with respect to any proceedings of such shareholders, boards of directors, members, managers or committees, the Company has provided Goodwin Procter LLP with originals or true, correct and complete copies of draft minutes or written agendas relating thereto, which drafts and agendas, if any, reflect all events that occurred in connection with such proceedings.

                  (oo) All instruments, records, agreements and other documents requested by the Initial Purchaser or its counsel, Goodwin Procter LLP, have been provided to, or made available for inspection by, the Initial Purchaser or Goodwin Procter LLP, and such documents are complete and genuine and include all material collateral and supplemental thereto.

                  (pp) Intentionally Omitted.

                  (qq) The Company is not aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

                  (rr) There have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

                  (ss) The Company will be organized in conformity with the requirements for qualification as a real estate investment trust ("REIT") under the Code and its proposed method of operation, as described in the Offering Memorandum, will enable it to meet the requirements for taxation as a REIT under the Code, commencing with the Company's taxable year ending December 31, 2003.

                  (tt) Neither the Company nor any of its subsidiaries is now, or, after receipt of payment for the Shares, use of the proceeds of the offering as described in the Offering Memorandum and consummation of all related transactions will be an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), or an "investment advisor,' as such term is defined in the Investment Advisors Act of 1940, as amended, or a "broker" within the meaning of Section 3(a)(4) of the Exchange Act or a "dealer" within the meaning of Section 3(a)(5) of the Exchange Act or required to be registered pursuant to
Section 15(a) of the Exchange Act.

                  (uu) All of the information supplied by the Company, whether written or oral (and whether included in the Offering Memorandum or otherwise), is true and accurate and complete in all material respects. In addition, except as would not result in a Material Adverse Effect, the Company has received written permission from each and every entity or person that has any right to authorize or grant permission for the use of the information.

                  (vv) The consummation of the transactions contemplated by the Offering Memorandum will not result in a conflict of interest by or among the Company or any of its affiliates which has not been disclosed in the Offering Memorandum.

                  (ww) Any certificate signed by an officer of the Company or an officer or manger of any of its subsidiaries and delivered to the Initial Purchaser or to counsel for the Initial Purchaser shall be deemed to be a representation and warranty by the Company and its subsidiaries to the Initial Purchaser as to the matters set forth therein and not representations and warranties of the officers in their individual capacities.

                  (xx) Except as otherwise disclosed in the Offering Memorandum, there are no outstanding loans or advances or guarantees of indebtedness by the Company or any subsidiary to or for the benefit of any of the officers or directors of the Company or any subsidiary or any of the members of the families of any of them.

                  (yy) The projections set forth in the Offering Memorandum under the caption Financial Projections represent good faith estimates of the performance of the Company for the periods stated therein based upon assumptions which were believed in good faith to be reasonable when made and continue to be reasonable as of the date hereof.

         3. Purchase of the Shares by the Initial Purchaser, Agreements to Sell, Purchase and Resell.

                  (a) The Initial Shares. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions set forth herein, the Company agrees to issue and sell and the Initial Purchaser agrees to purchase the Initial Shares. The purchase price to be paid by the Initial Purchaser to the Company for the Initial Shares shall be $9.425 per Share (the "Purchase Price").

                  (b) The First Closing Date. Delivery of the Initial Shares and payment therefor shall be made at the offices of Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019 (or such other place as may be agreed to by the Company and the Initial Purchaser), on October 8, 2003 (the "Closing Date").

                  (c) The Option Shares; the Second Closing Date. In addition, the Company hereby grants an option to the Initial Purchaser to purchase up to an aggregate of Two Million Two Hundred Fifty Thousand (2,250,000) Option Shares from the Company at the Purchase Price. The option granted hereunder may be exercised once upon notice by the Initial Purchaser to the Company, which notice may be given at any time within thirty (30) days following the Closing Date. Any such notice shall set forth (i) the aggregate number of Option Shares as to which the Initial Purchaser is exercising the option and (ii) the time, date and place at which such Option Shares will be delivered (which time and date may be simultaneous with, but not earlier than, the Closing Date, and in such case the term "Closing Date" shall refer to the time and date of delivery of the Initial Shares and all or a portion of the Option Shares). The time and date of delivery of Option Shares, if subsequent to the Closing Date, is called a "Second Closing Date" and shall be determined by the Initial Purchaser and shall not be earlier than three (3) nor later than five (5) full business days after delivery of such notice of exercise. The Initial Purchaser may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

                  (d) Initial Purchaser Representations and Covenants. The Initial Purchaser hereby represents and warrants to the Company that it will offer the Shares for sale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. The Initial Purchaser hereby represents and warrants to, and agrees with, the Company that the Initial
Purchaser: (i) is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Shares; (ii) in connection with the Exempt Resales, will solicit offers to buy the Shares only from, and will offer to sell the Shares only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering Memorandum; and (iii) will not offer or sell the Shares, nor has it offered or sold the Shares by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) and will not engage in any directed selling efforts within the meaning of Rule 902 under the Act, in connection with the offering of the Shares. The Initial Purchaser has advised the Company that it will offer the Shares to Eligible Purchasers at a price equal to Ten Dollars ($10.00) per Share.

         The Initial Purchaser understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Sections 7(c), 7(d) and 7(e) hereof, counsel to the Company and counsel to the Initial Purchaser, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements and the Initial Purchaser hereby consents to such reliance.

         4. Delivery of the Shares. The Shares will be delivered to the Initial Purchaser, against payment by or on behalf of the Initial Purchaser of the purchase price therefor by wire transfer in immediately available funds, by causing The Depository Trust Company ("DTC") to credit the Shares to the account of the Initial Purchaser at DTC. The Shares will be evidenced by one or more global securities in definitive form and will be registered in the name of Cede & Co. as nominee of DTC. The Shares to be delivered to the Initial Purchaser shall be made available to the Initial Purchaser in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Second Closing Date, if any.

         5. Agreements of the Company. The Company agrees with the Initial Purchaser as follows:

                  (a) The Company will furnish to the Initial Purchaser, without charge, upon request, such number of copies of the Offering Memorandum, as it may then be amended or supplemented, as it may reasonably request.

                  (b) The Company will not make any amendment or supplement to the Preliminary Offering Memorandum or to the Offering Memorandum of which the Initial Purchaser shall not previously have been advised or to which it shall reasonably object after being so advised, unless the Company's legal counsel has delivered an opinion addressed to the Initial Purchaser stating that such amendment or supplement is required under the Act or the Rules and Regulations in order to make the statements in the Preliminary Offering Memorandum and/or Offering Memorandum not misleading.

                  (c) The Company consents to the use, in accordance with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the Initial Purchaser prior to the date of the Offering Memorandum, of each Preliminary Offering Memorandum so furnished by the Company. The Company consents to the use of the Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the Initial Purchaser in connection with the offering and sale of the Shares.

                  (d) If, at any time prior to completion of the sale of the Shares by the Initial Purchaser to Eligible Purchasers, any event occurs or information becomes known that, in the judgment of the Company or in the opinion of counsel for the Initial Purchaser, should be set forth in the Offering Memorandum so that the Offering Memorandum does not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Offering Memorandum in order to comply with any law, the Company will forthwith prepare an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchaser a reasonable number of copies thereof. If any such event shall occur, upon obtaining knowledge of such event the Company shall promptly, and in any event within 24 hours, notify the Initial Purchaser of the occurrence of such event.

                  (e) The Company will cooperate with the Initial Purchaser and with its counsel in connection with the qualification of the Shares for offering and sale by the Initial Purchaser under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

                  (f) For a period of 120 days from the Closing Date, the Company agrees not to, directly or indirectly, sell, offer to sell, contract to sell, grant any option to purchase, issue any instrument convertible into or exchangeable for, or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition in the future of), any securities of the Company or any of its subsidiaries, except with the prior written consent of Lehman Brothers Inc; provided, however, that (i) the Company may grant up to 400,000 options to purchase Common Stock and 407,500 restricted shares of Common Stock pursuant to the Company's 2003 Equity Incentive Plan as provided in "Management-2003 Equity Incentive Plan" in the Offering Memorandum, (ii) the Company may issue preferred stock to the extent necessary to comply with rules regarding qualification as a REIT, (iii) the Company may issue shares of Common Stock in connection with its initial public offering of

Common Stock pursuant to an effective registration statement filed with the Commission and (iv) solely with respect to the special purpose entities which are wholly owned subsidiaries of the Company, the Company may cause such special purpose entities to issue securities in securitization transactions of the types described in the Offering Memorandum that are in the ordinary course of business.

                  (g) The Company will furnish to the holders of the Shares as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending March 31, 2004), will make available to its securityholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail.

                  (h) So long as any of the Shares are outstanding, the Company will furnish to the Initial Purchaser (i) as soon as available, a copy of each report of the Company mailed to stockholders generally or filed with any stock exchange or, in the case of those reports that relate to matters that are material to the Company, submitted to any regulatory body and (ii) from time to time such other information concerning the Company as the Initial Purchaser may reasonably request.

                  (i) The Company will apply the net proceeds from the sale of the Shares to be sold by it hereunder substantially in accordance with the description set forth in the Offering Memorandum under the caption "Use of Proceeds."

                  (j) Except as stated in this Agreement and in the Preliminary Offering Memorandum and Offering Memorandum, neither the Company nor any of its affiliates has taken, nor will any of them take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares. Except as permitted by the Act, the Company will not distribute any offering material in connection with the Exempt Resales.

                  (k) The Company will use its best efforts to permit the Shares to be designated Private Offerings, Resales and Trading through Automated Linkages (PORTAL) Market(SM) (the "PORTAL Market(SM)") securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market(SM) and to permit the Shares to be eligible for clearance and settlement through DTC.

                  (l) During the period of two years after the Closing Date, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Act), to, resell any of the Shares that constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

                  (m) The Company agrees not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Shares in a manner that would require the registration under the Act of the sale to the Initial Purchaser or the Eligible Purchasers of the Shares. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act), of any Shares or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Shares has been completed (as notified to the Company by the Initial Purchaser), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Shares in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act; including any sales pursuant to Rule 144A under, or Regulations D or S of, the Act.

                  (n) The Company agrees to comply with all the terms and conditions of the Registration Rights Agreement and all agreements set forth in the representation letter of the Company to DTC relating to the approval of the Shares by DTC for "book entry" transfer.

                  (o) The Company will take such steps as shall be necessary to ensure that neither the Company nor any of the Company's subsidiaries becomes an "investment company" within the meaning of such term under the Investment Company Act.

                  (p) The Company will do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchaser's obligations hereunder to purchase the Shares.

                  (q) For the benefit of the holders and beneficial owners from time to time of the Shares, the Company shall furnish, at its expense, upon request by the holders and beneficial owners of the Shares and prospective purchasers of the Shares, information specified in and satisfying the requirements of subsection (d)(4) of Rule 144A of the Act unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

                  (r) The Company shall execute and file with the Commission and with such state securities authorities as the Initial Purchaser or its counsel shall request, within the time periods requested by the Initial Purchaser or its counsel, but in no event later than 15 days from the first sale of Shares, copies of a notice on Form D under the Act; shall otherwise comply with the requirements of Rule 503 under the Act; and shall furnish promptly to the Initial Purchaser evidence of each such required timely filing (including a copy thereof).

                  (s) As of and at all times subsequent to the Closing Date, the Company and each of its subsidiaries shall be insured in such amounts and with such deductibles and covering such risks as are generally deemed adequate, customary and commercially reasonable for their businesses including, but not limited to, policies covering the assets owned or leased, by the Company or any of its subsidiaries, as the case may be, against theft, damage, destruction, and acts of vandalism.

                  (t) The Company shall operate and conduct its business so as to qualify as a REIT in accordance with the requirement of the Code and shall elect to be taxed as a REIT beginning with its tax year ending December 31, 2003. The Company shall not thereafter revoke its REIT election nor conduct its business and operations so as to fail to qualify as a REIT under the Code, except as provided in the certificate of incorporation of the Company.

         6. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company and Origen Financial L.L.C. each, jointly and severally, agrees to pay all costs, expenses, fees and taxes (including, without limitation, the reasonable fees and disbursements of your legal counsel) incident to and in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto (including the fees, disbursements and expenses of the Company's accountants and counsel incurred in connection therewith); (ii) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Registration Rights Agreement, all Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection therewith and with the Exempt Resales; (iii) the issuance and delivery by the Company of the Shares and any taxes payable in connection therewith; (iv) the qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states; (v) the furnishing of such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales; (vi) the preparation of certificates for the Shares (including, without limitation, printing and engraving thereof); (vii) the application for quotation of the Shares in the PORTAL Market(SM) (including all disbursements and listing fees); (viii) the approval of the Shares by DTC for "book-entry" transfer (including fees and expenses of counsel); (ix) the performance by the Company of its other obligations under this Agreement; and (x) all travel expenses (including expenses related to chartered aircraft) of the Initial Purchaser and the Company's officers and employees and any other expenses of the Initial Purchaser and the Company in connection with attending or hosting meetings with prospective purchasers of the Shares.

         7. Conditions to Initial Purchaser's Obligations. The obligations of the Initial Purchaser hereunder are subject to the accuracy, when made and on and as of the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                  (a) The Initial Purchaser shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact that, in the opinion of Goodwin Procter LLP, is material or omits to state a fact that, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, the Registration Rights Agreement and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchaser, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (c) Jaffe, Raitt, Heuer & Weiss, P.C. shall have furnished to the Initial Purchaser its written opinion (based on assumptions and subject to the exclusions contained therein), as counsel to the Company, addressed to the Initial Purchaser and dated the Closing Date, in the form attached hereto as Exhibit C.

                  (d) McNamee Lochner Titus & Williams, P.C. and McGlinchey Stafford shall each have furnished to the Initial Purchaser its written opinion (based on assumptions and subject to the exclusions contained therein), as counsel to the Company, addressed to the Initial Purchaser and dated the Closing Date, substantially as to the matters set forth in Exhibits D-1 and D-2 hereto.

                  (e) The Initial Purchaser shall have received from Goodwin Procter LLP such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Shares, the Offering Memorandum and other related matters as the Initial Purchaser may reasonably require, and the Company shall have furnished to such counsel such documents and information as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (f) At the time of execution of this Agreement, the Initial Purchaser shall have received from Grant Thornton LLP a letter, in form and substance satisfactory to the Initial Purchaser, addressed to the Initial Purchaser and dated the date of pricing of the Shares (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and (iii) covering such other matters as are ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

                  (g) With respect to the letter of Grant Thornton LLP referred to in the preceding paragraph and delivered to the Initial Purchaser concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Initial Purchaser a letter (the "bring-down letter") of such accountants, addressed to the Initial Purchaser and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date of the Closing Date), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                  (h) Neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included in the Offering Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum; and, since such date, there shall not have been any change in the stockholders' equity or in the long-term debt of the Company or any of its subsidiaries (except for changes that are not material, either individually or in the aggregate, under the Credit Agreements) or material adverse change, in or affecting the management, condition, financial or otherwise, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole or any development involving a prospective adverse change that is, in your judgment, sufficiently material and adverse as to make it impracticable or inadvisable to proceed with the offering and delivery of the Shares being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

                  (i) The Company shall have furnished or caused to be furnished to the Initial Purchaser on the Closing Date certificates of officers of the Company satisfactory to the Initial Purchaser as to the accuracy of the representations and warranties of the Company herein at and as of the Closing Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing Date and as to such other matters as the Initial Purchaser may reasonably request.

                  (j) The Shares shall have been approved by DTC for "book entry" transfer and designated for trading on the PORTAL Market(SM).

                  (k) The Company shall have executed and delivered: (i) the Registration Rights Agreement, and (ii) the Contribution Agreement by and among the Company, Origen Financial L.L.C., SOE, LLC, Woodward Holding, LLC, Shiffman Family, LLC and Bingham Financial Services Corporation (the "Contribution Agreement"), and the Initial Purchaser shall have received an original copy of each of the foregoing, duly executed by the Company and each other party thereto.

                  (l) The Company shall have delivered executed lock-up agreements, substantially in the form attached hereto as Exhibit E, from each of the following persons and entities: (i) each officer of the Company, (ii) each director of the Company and (iii) each purchaser listed on Exhibit A to the Concurrent Private Placement Agreement by and among the Company and each of the purchasers named therein (the "Concurrent Private Placement Agreement").

                  (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, has been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a material disruption in securities settlement, payment or clearance services in the United States; (iii) a banking moratorium has been declared by Federal or state authorities; (iv) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity, crisis or emergency if, in the judgment of the Initial Purchaser, the effect of any such attack, outbreak, escalation, act, declaration, calamity, crisis or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Shares; or (v) the occurrence of any other calamity, crisis (including without limitation as a result of terrorist activities), or material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Initial Purchaser, impracticable or inadvisable to proceed with offering or delivery of the Shares being delivered on the Closing Date or that, in the judgment of the Initial Purchaser, would materially and adversely affect the financial markets or the market for the Shares.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchaser.

         8. Indemnification and Contribution.

                  (a) The Company hereby agrees to indemnify and hold harmless the Initial Purchaser, its directors, officers and employees and each person, if any, who controls the Initial Purchaser within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which the Initial Purchaser or any such director, officer, employee or controlling person may become subject, under the Act, the Exchange Act, or other international, federal or statutory law or regulation, or at common law, or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Shares under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application") or (C) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Shares ("Marketing Materials"), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) any act or failure to act or any alleged act or failure to act by the Initial Purchaser in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and that is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Initial Purchaser through its gross negligence or willful misconduct),
(iv) any inaccuracy in the representations and warranties of the Company contained in this Agreement; (v) any failure of the Company to perform its obligations hereunder; or (vi) any claim or action for rescission under the Act or any international, federal or state securities laws to which the Initial Purchaser or any such director, officer, employee or controlling person may become subject under the Act, the Exchange Act or other international, federal or state statutory law or regulation or at common law or otherwise in connection with the transactions contemplated hereby; and the Company shall reimburse the Initial Purchaser and its directors, officers, employees or controlling persons upon demand for any legal or other expenses incurred by the Initial Purchaser and its directors, officers, employees or controlling persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum or Offering Memorandum, or in any such amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to the Company through the Initial Purchaser by or on behalf of the Initial Purchaser specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to the Initial Purchaser or to any director, officer, employee or controlling person of the Initial Purchaser.

                  (b) The Initial Purchaser hereby agrees to indemnify and hold harmless the Company its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky Application, or
(C) in any Marketing Materials or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to the Company by or on behalf of the Initial Purchaser specifically for inclusion therein, and the Initial Purchaser shall reimburse the Company and any such director, officer, employee or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability that the Initial Purchaser may otherwise have to the Company or any such director, officer, employee or controlling person.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this
Section 8 except to the extent it has been materially prejudiced by such failure and; provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchaser shall have the right to employ counsel to represent jointly the Initial Purchaser and its directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchaser against the Company under this Section 8 if the Initial Purchaser is advised by counsel that there exists one or more legal defenses different than those available to the Company and in the reasonable judgment of such counsel, it is advisable for the Initial Purchaser and those directors, officers, employees and controlling persons to be jointly represented by one separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company. No indemnifying party shall
(i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Initial Purchaser on the other with respect to the acts, statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchaser on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company on the one hand, and the total discounts and commissions received by the Initial Purchaser with respect to the Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Shares under this Agreement as set forth on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchaser, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this
Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), the Initial Purchaser shall not be required to contribute any amount in excess of the difference between the amount the Initial Purchaser received in connection with sales of the Shares to Eligible Purchasers and the amount the Initial Purchaser paid to the Company for such Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The Initial Purchaser confirms and the Company acknowledges that the statements with respect to the offering of the Shares by the Initial Purchaser set forth in the section entitled "Plan of Distribution" in the Offering Memorandum are correct and constitute the only information concerning such Initial Purchaser furnished in writing to the Company by or on behalf of the Initial Purchaser specifically for inclusion in the Offering Memorandum.

                  (f) The Company hereby acknowledges and agrees that any and all claims for indemnification or contribution payment that are brought against the Company by any party to the Contribution Agreement (other than Woodward Holding, LLC with respect to those shares of Common Stock purchased under the Concurrent Private Placement Agreement) will be subordinated in right of payment to those claims for indemnification or contribution payment in connection with the offering contemplated hereby that are brought against the Company by a person who purchased Shares from the Initial Purchaser.

         9. Termination. The obligations of the Initial Purchaser hereunder may be terminated by the Initial Purchaser by notice given to and received by the Company prior to delivery of and payment for the Shares if, prior to that time, any of the events described in Section 7(m) shall have occurred or if the Initial Purchaser shall decline to purchase the Shares for any reason permitted under this Agreement.

         10. Reimbursement of Initial Purchaser's Expenses. If the Company fails to tender the Shares for delivery to the Initial Purchaser by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company shall reimburse the Initial Purchaser for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Initial Purchaser in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Company shall pay the full amount thereof to the Initial Purchaser.

         11. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Initial Purchaser, shall be delivered or sent by hand delivery, mail, telex, overnight courier or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention:
Syndicate Department (Fax: (212) 526-9420), with a copy to Goodwin Procter LLP, Exchange Place, Boston, MA 02109, Attention: Gilbert G. Menna, P.C. (Fax: (617) 523-1231), and with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, New York, New York 10022, Fax: (212) 526-0456;

                  (b) if to the Company, shall be delivered or sent by mail, telex, overnight courier or facsimile transmission to Origen Financial, Inc., 27777 Franklin Road, Suite 1700, Southfield, MI 48034, Attention: Daniel Iannotti (Fax: (248) 746-7091), with a copy to Jaffe, Raitt, Heuer & Weiss, P.C., One Woodward Avenue, Suite 2400, Detroit, MI 48226, Attention: Arthur Weiss (Fax: (313) 961-8358);

                  Any such statements, requests, notices or agreements shall take effect at the time delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of directors of the Initial Purchaser, officers of the Initial Purchaser and any person or persons controlling the Initial Purchaser within the meaning of Section 15 of the Act and (b) the indemnity agreement of the Initial Purchaser contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company and any person controlling the Company within the meaning of Section 15 of the Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         13. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Initial Purchaser contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         14. Definition of the Terms "Business Day" and "Subsidiary." For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations and with respect to the Company shall include, without limitation, Origen Securitization Company, L.L.C.

         15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

         16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         17. Interpretation. In this Agreement references to "persons" shall include legal entities as well as natural persons, references importing the singular shall include the plural (and vice versa), use of the masculine pronoun shall include the feminine and numbered schedules, exhibits, sections or Sections shall (unless the contrary intention appears) be construed as references to such schedules and exhibits hereto and sections or Sections herein bearing those numbers. The schedules and exhibits hereto are hereby incorporated herein by reference. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.



                           [Signature Pages to Follow]

                  If the foregoing correctly sets forth the agreement between the Company and the Initial Purchaser, please indicate your acceptance in the space provided for that purpose below.

         Very truly yours,


         ORIGEN FINANCIAL, INC.



         By   /s/ Ronald Klein
              ---------------------------------------
              Name: Ronald Klein
              Title: CEO


Accepted:


LEHMAN BROTHERS INC.



By  /s/ Basil Williams
  ----------------------------------
  Name:  Basil Williams
  Title: Managing Director